Execution Version

AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT
This AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT, dated as of July 24, 2020 (this “Amendment”), is entered into by and among the following parties (each, a “Party” and, collectively, the “Parties”), effective as of July 14, 2020 (the “Amendment Effective Date”):
i.J. C. Penney Company, Inc., together with certain of its direct and indirect subsidiaries (collectively, the “Company Parties”); and

ii.the undersigned holders of First Lien Notes Claims and/or Term Loan Claims (together with their respective successors and permitted assigns, the “Consenting First Lien Lenders”) under the First Lien Indenture and/or the Term Loan Credit Agreement, as applicable. 1

This Amendment amends that certain Restructuring Support Agreement, dated as of May 15, 2020, by and among the Company Parties, the Consenting First Lien Noteholders, and the Consenting Term Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Restructuring Support Agreement”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Restructuring Support Agreement.
RECITALS
WHEREAS, Sections 4.01, 4.02 and 13(b) of the Restructuring Support Agreement permit the Company Parties to extend Milestones set forth in Section 4 of the Restructuring Support Agreement with the prior written consent (email from counsel being sufficient) of the Required Consenting First Lien Lenders;
WHEREAS, the Consenting First Lien Lenders signatories hereto constitute the Required Consenting First Lien Lenders;
WHEREAS, pursuant to Section 4.02 of the Restructuring Support Agreement, the Parties desire to extend certain Milestones as set forth in this Amendment.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:

_______________________

1 An affiliate of a holder of claims under the First Lien Indenture or the Term Loan Credit Agreement, as applicable, who is not itself a holder of claims under the First Lien Indenture or the Term Loan Credit Agreement, as applicable, who has executed the Restructuring Support Agreement shall be deemed, for purposes hereof, a Consenting First Lien Lender.

AGREEMENT
Section 1.Amendment to the Restructuring Support Agreement
        Subject to the satisfaction of the conditions precedent specified in Section 3 hereof, but effective as of the Amendment Effective Date, the Restructuring Support Agreement shall be deemed amended as follows:
Section 1.Section 1.01 of the Restructuring Support Amendment is hereby amended by adding the following defined terms in appropriate alphabetical order:

“Business Plan Toggle Event” means the failure of the Debtors and the Required Consenting First Lien Lenders to agree on an acceptable Business Plan at or prior to 11:59 p.m., New York City time, on July 31, 2020 or such later date as may be agreed upon by the Company Parties with the prior written consent (email from counsel being sufficient) of the Required Consenting First Lien Lenders.
Section 2.Section 4.01 of the Restructuring Support Agreement is hereby amended by striking the existing clauses (h), (i), and (j) therein and inserting the following language:

“(h) no later than July 31, 2020, the Company Parties and the Required Consenting First Lien Lenders shall have agreed on an acceptable Business Plan;
(i) no later than September 30, 2020 (or if the Business Plan Toggle Event shall have occurred, August 30, 2020), the Bankruptcy Court shall have entered an order approving either (i) the Disclosure Statement or (ii) acceptable bidding procedures; and
(j) no later than October 21, 2020 (or if the Business Plan Toggle Event shall have occurred, September 21, 2020), the Bankruptcy Court shall have entered either (A) the Confirmation Order or (B) an order approving an acceptable sale or sales;
provided that the Milestones set forth herein shall be subject to the following conditions and covenants and the Debtors’ failure to comply with any of the following conditions and covenants shall constitute a Toggle Event (as defined in the DIP Credit Agreement):
(i)all funds from the Final Loan (as defined in the DIP Credit Agreement) shall remain in the Final Loan Escrow Account (as defined in the DIP Credit Agreement) through July 31, 2020;

(ii)review of the appropriate downsizing of the $50,000,000 amount set forth in Section 2.1(d)(ii) of the DIP Credit Agreement;

(iii)the Debtors shall deliver the budget described in Section 2.1(d)(ii) of the DIP Credit Agreement in connection with a sale pursuant to section 363 of the Bankruptcy Code to the DIP Agent and the DIP Lenders by July 17, 2020;

(iv)the receipt of indicative bids for opco/propco by July 22, 2020; and

(v)continued updates to and involvement of the DIP Lenders regarding the process for the consummation of a sale of all or substantially all of the assets of the Debtors pursuant to section 363 of the Bankruptcy Code.”

Section 3.The Milestone pursuant to the Toggle Event in the Restructuring Term Sheet, attached as Exhibit A to the Restructuring Support Agreement, requiring the Debtors and the Required Consenting First Lien Lenders to have agreed on an acceptable Business Plan, shall be amended as follows:

By July 31, 2020, the Debtors and the Required Consenting First Lien Lenders shall have agreed on an acceptable Business Plan.
Section 4.The Milestone pursuant to the Toggle Event in the Restructuring Term Sheet, attached as Exhibit A to the Restructuring Support Agreement, requiring the Debtors to have obtained binding commitments for all third-party financing (on terms acceptable to Required Consenting First Lien Lenders) necessary to finance such a business plan in accordance with the other Plan provisions of the term sheet, shall be amended as follows:

By August 30, 2020, the Debtors shall also obtain binding commitments for all third-party financing (on terms acceptable to Required Consenting First Lien Lenders) necessary to finance such a business plan in accordance with the other Plan provisions of the term sheet.
Section 5.Ratification

Except as specifically provided for in this Amendment, no waivers, releases, changes, amendments, or other modifications have been made on or prior to the date hereof or are being made to the terms of the Restructuring Support Agreement or the rights and obligations of the parties thereunder, all of which such terms are hereby ratified and confirmed and remain in full force and effect.
Section 6.Effectiveness

        This Amendment shall become effective and binding on the Parties on the date counterpart signatures to this Amendment shall have been executed by (a) the Company Parties and (b) parties constituting the Required Consenting First Lien Lenders.

Section 7.Headings

Titles and headings in this Amendment are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit, or aid in the construction or interpretation of any term or provision hereof.
Section 8.Execution of Amendment

This Amendment may be executed and delivered (by facsimile, electronic mail, or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.

Section 9.Governing Law; Jurisdiction; Selection of Forum; Waiver of Trial by Jury

This Amendment is to be governed by and construed in accordance with the laws of the State of NEW YORK applicable to contracts made and to be performed in such state, without giving effect to the conflict of laws principles thereof. Each Party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Amendment in the Bankruptcy Court, and solely in connection with claims arising under this Amendment (a) irrevocably submits to the exclusive jurisdiction of the Bankruptcy Court, (b) waives any objection to laying venue in any such action or proceeding in the Bankruptcy Court, and (c) waives any objection that the Bankruptcy Court is an inconvenient forum or does not have jurisdiction over any Party hereto. Each Party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.
[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their respective duly authorized officers or other agents, solely in their respective capacity as officers or other agents of the undersigned and not in any other capacity, as of the Amendment Effective Date.

COMPANY PARTIES:
J. C. Penney Company, Inc.
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

J. C. Penney Corporation, Inc.
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer
JCP Real Estate Holdings, LLC
By: /s/ Dawn Wolverton
Name: Dawn Wolverton
Title:  Assistant Secretary
J. C. Penney Properties, LLC
By: /s/ Dawn Wolverton
Name: Dawn Wolverton
Title:  Assistant Secretary
J. C. Penney Purchasing Corp.
By: /s/ Dawn Wolverton
Name: Dawn Wolverton
Title:  Assistant Secretary
JCPenney Services, LLC
By: /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

JCP Realty, LLC
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer
[Signature Page to Amendment to Restructuring Support Agreement]

JCP New Jersey, LLC
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

jcpSSC, Inc.
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

J. C. Penney Direct Marketing Services, LLC
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

JCP Construction Services, Inc.
By: /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

JCP Procurement, Inc.
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

J. C. Penney Export Merchandising Corporation
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

J. C. Penney International, InC.
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

JCPenney Puerto Rico, Inc.
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

[Signature Page to Amendment to Restructuring Support Agreement]

JCP Media, Inc.
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

JCP Telecom Systems, Inc.
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

Future Source LLC
By:  /s/ Bill Wafford
Name:  Bill Wafford
Title:  Chief Financial Officer

[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
By Brigade Capital Management, LP as Investment Manager, on Behalf of its Various Funds and Accounts [DIP LENDER]

By: /s/ Patrick Criscillo
Name: Patrick Criscillo
Title: Chief Financial Officer

[Signature Page to Amendment to Restructuring Support Agreement]

LENDERS:
H/2 CAPITAL PARTNERS LLC
By:	/s/ Ashvin Rao
Name: Ashvin Rao
Title: Authorized Signatory

[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
Sculptor GC Opportunities Master Fund, Ltd. By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner

By: /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer
[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
Sculptor SC II, LP
By: Sculptor Capital II LP, its investment manager
By: Sculptor Capital Holding II LLC, its General Partner By: Sculptor Capital LP, its Member
By: Sculptor Capital Holding Corporation, its General Partner

By: /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer
[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
Sculptor Credit Opportunities Master Fund, Ltd. By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner

By: /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer
[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
Sculptor Enhanced Master Fund, Ltd. By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner

By: /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer
[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
Sculptor Master Fund, Ltd. By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner

By: /s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer
[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
SPCP Access Holdings, LLC

By: /s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory
[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
SPCP Institutional Group, LLC

By: /s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory
[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
SPCP Group, LLC

By: /s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory
[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
TAO FUND, LLC

By: /s/ Joshua Peck
Name: Joshua Peck
Title: Vice President
[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
TAO FINANCE 3-A, LLC

By: /s/ Joshua Peck
Name: Joshua Peck
Title: Vice President
[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
TOP FUND IV, LLC

By: /s/ Joshua Peck
Name: Joshua Peck
Title: Vice President
[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
REDWOOD IV FINANCE 3, LLC

By: /s/ Joshua Peck
Name: Joshua Peck
Title: Vice President
[Signature Page to Amendment to Restructuring Support Agreement]

LENDER
SIXTH STREET SPECIALTY LENDING, INC.

By: /s/ Joshua Easterly
Name: Joshua Easterly
Title: Chief Executive Officer
[Signature Page to Amendment to Restructuring Support Agreement]